EXHIBIT 99.2
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         Certification of Chief Financial Officer Pursuant to
                        18 U.S.C. Section 1350,
                        As Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002



In connection with the Quarterly Report of Jones Lang LaSalle Incorporated (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lauralee E. Martin, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of her knowledge, that:

     (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







/s/ Lauralee E. Martin
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Lauralee E. Martin
Chief Financial Officer
August 13, 2002




This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.